File Number: 002-32773

                                                Filed Pursuant to Rule 497(e) of
                                                  the Securities Act of 1933


                                                                  April 26, 2010


                               Pioneer Value Fund

                  Supplement to the February 1, 2010 Prospectus


The following replaces the second section in "Management" on page 8, under the heading "Portfolio management":

Portfolio management    John Peckham, senior vice president and portfolio
                        manager at Pioneer (portfolio manager of the fund since April 2010); Rod Wright, senior vice president and portfolio manager at Pioneer (portfolio manager of the fund from 2001-2004 and 2008-present)


The following replaces the first paragraph in the section "Portfolio management" on page 16:

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of John Peckham, supported by Rod Wright. The portfolio managers also may draw upon the research and investment management expertise of the firm's research teams, which provide fundamental and quantitative research on companies on a global basis and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Peckham, senior vice president and portfolio manager, joined Pioneer in 2002. He formerly was the head of global fundamental research. Mr. Wright, senior vice president and portfolio manager, joined Pioneer in 1994. Mr. Wright served as a portfolio manager of the fund from 2001 to 2004, resuming this role in 2008.




                                                                   23973-00-0410
                                        (C) 2010 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC